EXHIBIT 99.1
FOR IMMEDIATE RELEASE
Media Contact:
Deborah Spak, (847) 948-2349
Investor Contacts:
Mary Kay Ladone, (847) 948-3371
Clare Trachtman, (847) 948-3085
BAXTER ANNOUNCES STRONG FIRST QUARTER FINANCIAL RESULTS
Company Reports First Quarter Earnings of $0.83 Per Diluted Share and Provides Updated Full-Year Outlook
     DEERFIELD, Ill., April 16, 2009 — Baxter International Inc. (NYSE:BAX) today reported first quarter net income of $516 million, an increase of 20 percent from $429 million reported in the first quarter of 2008. Earnings per diluted share of $0.83 increased 24 percent from $0.67 per diluted share reported in the prior-year period, and favorably compares to the guidance the company previously provided of $0.80 to $0.82 per diluted share. This performance was the continued result of strong underlying fundamentals across the portfolio and improved margins, driven by operational leverage and favorable business and product mix.
     On an adjusted basis, excluding 2008 special items, Baxter’s first quarter net income increased 9 percent to $516 million from $474 million reported in the prior-year period, and earnings per diluted share increased 12 percent to $0.83 from $0.74 per diluted share reported in the first quarter of 2008.
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BAXTER REPORTS 1ST QUARTER RESULTS — Page 2
     Baxter’s worldwide sales totaled $2.8 billion in the first quarter and declined 2 percent. Excluding the impact of foreign currency, worldwide sales increased 6 percent. Sales within the United States increased 5 percent to $1.2 billion, while international sales declined 7 percent to $1.6 billion. Excluding the impact of foreign currency, Baxter’s international sales grew 7 percent.
     In the first quarter, Medication Delivery sales of $1.0 billion declined 3 percent (and excluding foreign currency increased 6 percent). Renal sales of $515 million declined 8 percent (and excluding foreign currency increased 1 percent). These results were driven by growth across core components of these portfolios, including the peritoneal dialysis (PD) franchise, anesthesia products, intravenous therapies and global injectables.
     Fundamentals continue to be strong in Baxter’s BioScience business. In the first quarter, BioScience revenues totaled $1.3 billion and increased 3 percent. Excluding foreign currency, BioScience sales advanced 11 percent, reflecting strong double-digit gains across multiple product categories. Key drivers of this performance include notable growth from antibody therapy and plasma-protein products across the globe, continued conversion to ADVATE [Antihemophilic Factor (Recombinant), Plasma/Albumin-Free Method], for the treatment of hemophilia, and strong sales of biosurgery products.
     “Despite the challenging, global macro-economic environment, our first quarter financial results underscore the value of our diversified healthcare
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BAXTER REPORTS 1ST QUARTER RESULTS — Page 3
model, the solid fundamentals underpinning our portfolio, and our disciplined focus on driving margin improvement,” said Robert L. Parkinson, Jr., chairman and chief executive officer. “We continue to believe that we are very well-positioned given our broad geographic reach and the medically-necessary nature of our portfolio to expand access to care, improve treatments and enhance the quality of life for patients around the world.”
Second Quarter and Full-Year 2009 Outlook
     Baxter also announced today its guidance for the second quarter 2009 and provided updated guidance for the full year.
     For the second quarter of 2009, Baxter expects sales growth, excluding the impact of foreign currency, of approximately 7 percent. Based on current foreign exchange rates, the company expects reported sales (including the impact of foreign exchange) to decline in low single digits when compared to sales in the second quarter of 2008. The company also expects earnings per diluted share for the second quarter of $0.93 to $0.95, before any special items.
     For the full year, Baxter expects sales growth, excluding the impact of foreign currency, of approximately 7 percent. Based on current foreign exchange rates, Baxter expects reported sales growth to be approximately flat. In addition, the company now expects earnings per diluted share of $3.72 to $3.78, before any special items, and continues to expect cash flow from operations to total more than $2.6 billion.
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BAXTER REPORTS 1ST QUARTER RESULTS — Page 4
     “Our 2009 guidance reflects the ongoing operational strength of our businesses and our ability to deliver sustainable growth,” concluded Robert M. Davis, chief financial officer. “Although we continue to operate in a volatile and challenging macro-environment which continues to evolve, we remain focused on delivering to our objectives while making appropriate investments for the future.”
     A webcast of Baxter’s first quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on April 16, 2009. Please visit Baxter’s website for more information regarding this and future investor events and webcasts, including the company’s Annual Meeting of Shareholders in Chicago on May 5, 2009 and Baxter’s Investor Conference to be held in Chicago on September 16, 2009.
     Baxter International Inc., through its subsidiaries, develops, manufactures and markets products that save and sustain the lives of people with hemophilia, immune disorders, infectious diseases, kidney disease, trauma, and other chronic and acute medical conditions. As a global, diversified healthcare company, Baxter applies a unique combination of expertise in medical devices, pharmaceuticals and biotechnology to create products that advance patient care worldwide.
     This release includes forward-looking statements concerning the company’s financial results and outlook for 2009. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance risks for new and existing products, such as ADVATE, and other technologies; future actions of regulatory bodies and other governmental authorities, including the FDA and
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BAXTER REPORTS 1ST QUARTER RESULTS — Page 5
foreign counterparts, that could delay, limit or suspend product development, manufacturing or sales or result in sanctions; product quality or patient safety concerns leading to product recalls, withdrawals, launch delays, litigation, or declining sales; product development risks; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; the impact of geographic and product mix on the company’s sales; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; reimbursement policies of government agencies and private payers; the availability of acceptable raw materials and component supply; the ability to enforce company patents; patents of third parties preventing or restricting the company’s manufacture, sale or use of affected products or technology; any impact of the commercial and credit environment on Baxter and its customers; foreign currency fluctuations and other risks identified in the company’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on the company’s website. The company does not undertake to update its forward-looking statements. Financial schedules are attached to this release and available on the company’s website.
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BAXTER — PAGE 6
BAXTER INTERNATIONAL INC.
Consolidated Statements of Income
Three Months Ended March 31, 2009 and 2008
(unaudited)
(in millions, except per share and percentage data)

	Three Months Ended
	March 31,
	2009	2008		Change

NET SALES	$2,824	$2,877		(2%	)

COST OF SALES	1,336	1,497		(11%	)

GROSS MARGIN	1,488	1,380		8%

% of Net Sales	52.7%	48.0%		4.7 pts

MARKETING AND ADMINISTRATIVE EXPENSES	611	640		(5%	)
% of Net Sales	21.6%	22.2%		(0.6 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	212	190		12%
% of Net Sales	7.5%	6.6%		0.9 pts

NET INTEREST EXPENSE	26	17		53%

OTHER EXPENSE (INCOME), NET	2	(4)		(150%	)

PRE-TAX INCOME	637	537		19%

INCOME TAX EXPENSE	119	105		13%

% of Pre-Tax Income	18.7%	19.6%		(0.9 pts	)

NET INCOME	518	432		20%

LESS: NONCONTROLLING INTERESTS	2	3		(33%	)

NET INCOME ATTRIBUTABLE TO BAXTER	$516	$429		20%

BASIC EPS	$0.84	$0.68		24%

DILUTED EPS	$0.83	$0.67		24%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	613	632
Diluted	621	644

ADJUSTED PRE-TAX INCOME (excluding specified item)	$637	$590	A	8%

ADJUSTED NET INCOME ATTRIBUTABLE TO BAXTER (excluding specified item)	$516	$474	A	9%

ADJUSTED DILUTED EPS (excluding specified item)	$0.83	$0.74	A	12%

A	Refer to page 7 for a description of the adjustment and a reconciliation to GAAP (generally accepted accounting principles) measures.
Note: The consolidated statements of income reflect the adoption of Statement of Financial Accounting Standards (SFAS) No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (SFAS No. 160). The new standard requires that a company present a consolidated net income measure that includes the amount attributable to noncontrolling interests (historically referred to as minority interests) for all periods presented. Prior to the adoption of SFAS No. 160, the noncontrolling interests’ share of net income was included in other expense (income), net.

BAXTER — PAGE 7
BAXTER INTERNATIONAL INC.
Note to Consolidated Statement of Income
Three Months Ended March 31, 2008
Description of Adjustment and Reconciliation of GAAP to Non-GAAP Measures
(unaudited)
(in millions, except per share and percentage data)
The company’s GAAP results for the three months ended March 31, 2008 included a charge related to COLLEAGUE infusion pumps, which impacted the GAAP results as follows:

		Income	Net Income
	Pre-tax	Tax	Attributable	Diluted
	Income	Expense	to Baxter	EPS

GAAP	$537	$105	$429	$0.67
COLLEAGUE infusion pump charge[1]	53	8	45	0.07

Excluding specified item	$590	$113	$474	$0.74

Effective tax rate		19.2%

[1]	Included in the cost of sales line within the accompanying consolidated statement of income. Excluding this item, adjusted gross margin was $1.43 billion and the adjusted gross margin percentage was 49.8%.
For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE 8
BAXTER INTERNATIONAL INC.
Cash Flows from Operations and Changes in Net Debt
(unaudited)
($ in millions)

Cash Flows from Operations
(Brackets denote cash outflows)

	Three Months Ended
	March 31,
	2009	2008
Net income	$518	$432
Adjustments
Depreciation and amortization	148	156
Deferred income taxes	59	61
Stock compensation	38	38
Realized excess tax benefits from stock issued under employee benefit plans[1]	(78)	—
Infusion pump charge	—	53
Other	9	6
Changes in balance sheet items
Accounts and other current receivables	45	18
Inventories	(86)	(105)
Accounts payable and accrued liabilities	(304)	(341)
Restructuring payments	(21)	(12)
Other[2]	(91)	56

Cash flows from operations	$237	$362

Changes in Net Debt
Increase (decrease)

	Three Months Ended
	March 31,
	2009	2008
Net debt, beginning of period	$1,625	$550

Cash flows from operations	(237)	(362)
Capital expenditures	171	157
Dividends	160	138
Proceeds and realized excess tax benefits from stock issued under employee benefit plans	(139)	(112)
Purchases of treasury stock	566	545
Acquisitions of and investments in businesses and technologies	—	61
Payments related to settlements of cross-currency swaps	—	169
Other, including the effect of exchange rate changes	61	(10)

Increase in net debt	582	586

Net debt, March 31	$2,207	$1,136

Key statistics, March 31:
Days sales outstanding	52.1	56.3
Inventory turns	2.1	2.3

Selected balance sheet information:	March 31, 2009	December 31, 2008
Cash and equivalents	$1,703	$2,131
Accounts and other current receivables	$1,940	$1,980
Inventories	$2,421	$2,361
Accounts payable and accrued liabilities	$2,887	$3,241

[1]	Pursuant to SFAS No. 123 (revised 2004), “Share-Based Payment,” realized excess tax benefits from stock issued under employee benefit plans are presented in the statement of cash flows as an outflow within the operating section and an inflow within the financing section.

[2]	Other cash flows from operations in the first quarter of 2009 included a planned contribution of $100 million to the company’s pension plan in the United States.

BAXTER — PAGE 9
BAXTER INTERNATIONAL INC.
Net Sales
Periods Ending March 31, 2009 and 2008
(unaudited)
($ in millions)

	Q1	Q1	% Growth @		% Growth @
	2009	2008	Actual Rates		Constant Rates

BioScience
United States	$622	$547	14%		14%
International	630	663	(5%	)	9%
Total	$1,252	$1,210	3%		11%

Medication Delivery
United States	$514	$503	2%		2%
International	521	562	(7%	)	9%
Total	$1,035	$1,065	(3%	)	6%

Renal
United States	$92	$98	(6%	)	(6%	)
International	423	460	(8%	)	2%
Total	$515	$558	(8%	)	1%

Baxter excluding Transfusion Therapies
United States	$1,228	$1,148	7%		7%
International	1,574	1,685	(7%	)	7%
Total	$2,802	$2,833	(1%	)	7%

Transfusion Therapies[1]
United States	$13	$31	(58%	)	(58%	)
International	9	13	(31%	)	(15%	)
Total	$22	$44	(50%	)	(45%	)

Baxter International Inc.
United States	$1,241	$1,179	5%		5%
International	1,583	1,698	(7%	)	7%
Total	$2,824	$2,877	(2%	)	6%

[1]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the Transfusion Therapies (TT) business after the February 2007 divestiture.

BAXTER — PAGE 10
BAXTER INTERNATIONAL INC.
Key Product Line Sales
Periods Ending March 31, 2009 and 2008
(unaudited)
($ in millions)

	Q1	Q1	% Growth @		% Growth @
	2009	2008	Actual Rates		Constant Rates

BioScience
Recombinants	$451	$436	3%		11%
Plasma Proteins	274	260	5%		17%
Antibody Therapy	337	286	18%		22%
Regenerative Medicine	99	94	5%		14%
Other[1]	91	134	(32%	)	(23%	)

Total BioScience	$1,252	$1,210	3%		11%

Medication Delivery
IV Therapies	$344	$371	(7%	)	4%
Global Injectables	371	368	1%		10%
Infusion Systems	199	220	(10%	)	(3%	)
Anesthesia	109	99	10%		17%
Other	12	7	71%		14%

Total Medication Delivery	$1,035	$1,065	(3%	)	6%

Renal
PD Therapy	$420	$445	(5%	)	3%
HD Therapy	95	113	(16%	)	(5%	)

Total Renal	$515	$558	(8%	)	1%

Baxter excluding Transfusion Therapies	$2,802	$2,833	(1%	)	7%

Transfusion Therapies[2]	$22	$44	(50%	)	(45%	)

Total Baxter	$2,824	$2,877	(2%	)	6%

[1]	Principally includes vaccines and sales of plasma to third parties.

[2]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 11
BAXTER INTERNATIONAL INC.
Key Product Line Sales by US and International
Periods Ending March 31, 2009 and 2008
(unaudited)
($ in millions)

	Q1 2009			Q1 2008			% Growth
	US	International	Total	US	International	Total	US		International		Total

BioScience
Recombinants	$211	$240	$451	$199	$237	$436	6%		1%		3%
Plasma Proteins	98	176	274	92	168	260	7%		5%		5%
Antibody Therapy	250	87	337	199	87	286	26%		0%		18%
Regenerative Medicine	55	44	99	47	47	94	17%		(6%	)	5%
Other[1]	8	83	91	10	124	134	(20%	)	(33%	)	(32%	)

Total BioScience	$622	$630	$1,252	$547	$663	$1,210	14%		(5%	)	3%

Medication Delivery
IV Therapies	$108	$236	$344	$111	$260	$371	(3%	)	(9%	)	(7%	)
Global Injectables	208	163	371	200	168	368	4%		(3%	)	1%
Infusion Systems	122	77	199	131	89	220	(7%	)	(13%	)	(10%	)
Anesthesia	73	36	109	58	41	99	26%		(12%	)	10%
Other	3	9	12	3	4	7	0%		125%		71%

Total Medication Delivery	$514	$521	$1,035	$503	$562	$1,065	2%		(7%	)	(3%	)

Renal
PD Therapy	$71	$349	$420	$71	$374	$445	1%		(7%	)	(5%	)
HD Therapy	21	74	95	27	86	113	(22%	)	(14%	)	(16%	)

Total Renal	$92	$423	$515	$98	$460	$558	(6%	)	(8%	)	(8%	)

Baxter excluding Transfusion Therapies	$1,228	$1,574	$2,802	$1,148	$1,685	$2,833	7%		(7%	)	(1%	)

Transfusion Therapies[2]	$13	$9	$22	$31	$13	$44	(58%	)	(31%	)	(50%	)

Total Baxter	$1,241	$1,583	$2,824	$1,179	$1,698	$2,877	5%		(7%	)	(2%	)

[1]	Principally includes vaccines and sales of plasma to third parties.

[2]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.